The Stockback Fund
STATEMENT OF ASSETS AND LIABILITIES

For the period ending:
June 30, 2002 (Unaudited)

ASSETS
Investments in securities, at value	$ -
Cash	-
Prepaid Insurance	7,094
Due from investment adviser	15,432
Dividends and interest receivable	479
Total assets	23,005

LIABILITIES
Accounts payable and Accrued expenses
Professional fees	23,005
Custody	-
Fund accounting	-
Transfer agent	-
Total liabilities	23,005

NET ASSETS	$ (0)

NET ASSETS CONSIST OF:
Undistributed net investment income	-
Net unrealized depreciation	-
Accumulated net realized loss	-
Paid in Capital
Net assets	$ -

The Stockback Fund
STATEMENT OF OPERATIONS

For the period ending:
June 30, 2002 (Unaudited)

INVESTMENT INCOME
Dividends	$ 2,204
Interest	19
Total Income	2,223

EXPENSES
Administrative fee (Note 3)	1,410
Advisory fee (Note 3)	3,103
Fund accounting	46,875
Custody	25,000
Professional fees	30,045
Transfer agency	31,127
Trustees fees	9,938
Insurance expense	13,289
Other expense	5,484
Total Expenses	166,271
Less: expenses reimbursed (See Note 3)	(160,912)
Net Expenses	5,360
Net investment income	(3,138)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(121,960)
Net change in unrealized depreciation on investments	-
Net realized and unrealized loss on investments	(121,960)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (125,096)

The Stockback Fund
FINANCIAL HIGHLIGHTS

	For the period ending:
	June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Per Share Operating Performance
(For a share outstanding throughout the period):

Net asset value, beginning of period	$ 1.52	$ 1.74

Net investment income	0	0.01 (a)

Net realized and unrealized loss on investment	(0.04)	(0.22)

Total from investment operations	0	(0.21)

Less: Distributions to shareholders	1.48	(0.01) (a)

Net asset value, end of period	$ -	$ 1.52

Total Return	(0.026%)	(12.26%)

Supplemental Data
Net assets, end of period (in 000's)	0	582
Ratio to average net assets
Expense net of reimbursement	0.95%	0.95%
Expenses without reimbursement	29.47%	85.36%
Net investment income	0.39%	0.46%
Portfolio turnover rate	0.00%	36.51%

(a) Actual net investment income and distributions to sharesholders are less than $.007.

The Stockback Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the period ending:
	June 30, 2002 (Unaudited)	Year Ended December 31, 2001

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$ (3,138)	$ 2,505
Net realized loss on investments	(121,960)	(25,512)
Net change in unrealized depreciation on investments	-	(49,006)
Net decrease in net assets resulting from operations	(125,098)	(72,013)

Distributions to shareholders from net investment income (See Note 5)	-	(2,500)

Capital share transactions (See Note 2)	(456,612)	188,942
Net increase in net assets	(581,710)	114,429

NET ASSETS
Beginning of period	581,710	467,281
End of period	$ (0)	$ 581,710